SUPPLEMENT DATED AUGUST 24, 2011

DIRECTPOINT
INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
(No Withdrawal Charge Contract)
INDIVIDUAL VARIABLE ANNUITY CONTRACTS
PROSPECTUS DATED MAY 1, 2011

1.)           The section, “Non-Market Value Adjusted Fixed Account” on page 7 of the prospectus is deleted in its entirety and replaced with the following:

Non-Market Value Adjusted Fixed Account

A Contract Owner may allocate Premiums to the Non-MVA Fixed Account only where the MVA Fixed Account is not available. The Non-MVA Fixed Account is part of AUL’s General Account. Amounts allocated to the Non-MVA Fixed Account earn interest at rates periodically determined by AUL. Generally, any current rate that exceeds the guaranteed rate will be effective for the Contract for a period of at least one (1) year. For all contracts applied for or issued after August 24, 2011, the guaranteed interest rate referenced above will be at least equal to a minimum effective annual rate of 1 percent.

THE NON-MVA FIXED ACCOUNT MAY NOT BE AVAILABLE IN ALL STATES.

2.)           The section, “Non-Market Value Adjusted Fixed Account” on pages 33 and 34 of the prospectus is deleted in its entirety and replaced with the following:

Non-Market Value Adjusted Fixed Account

The Account Value in the Fixed Account earns interest at one (1) or more interest rates determined by AUL at its discretion and declared in advance (“Current Rate”), which are guaranteed by AUL to be at least equal to a minimum effective annual rate of 3 percent (“Guaranteed Rate”).  However, for all contracts applied for or after August 24, 2011, the Guaranteed Rate will be at least equal to a minimum effective annual rate of 1 percent. AUL will determine a Current Rate from time to time and, generally, any Current Rate that exceeds the Guaranteed Rate will be effective for the Contract for a period of at least one (1) year. AUL reserves the right to change the method of crediting from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest. AUL bears the investment risk for Owner’s Non-MVA Fixed Account(s) values and for paying interest at the Current Rate on amounts allocated to the Non-MVA Fixed Account(s).

This Supplement should be retained with the Prospectus for future reference.